UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

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The following communications will be included in an affiliate employee update

Future of ExxonMobil • Address the Dual Challenge • Oil & Gas remains a key part of future energy mix • Effective solutions are needed to meet risk of climate change • Enable sustainable development by providing reliable and affordable energy • Deploy science & new technologies to win in the future of energy markets (Innovation History) • Deliver on our commitments and uphold the highest integrity in our businessFuture of ExxonMobil • Address the Dual Challenge • Oil & Gas remains a key part of future energy mix • Effective solutions are needed to meet risk of climate change • Enable sustainable development by providing reliable and affordable energy • Deploy science & new technologies to win in the future of energy markets (Innovation History) • Deliver on our commitments and uphold the highest integrity in our business

EXXONMOBIL HISTORY OF TECHNOLOGY BREAKTHROUGHS DIGITAL SIMULATOR 3D SEISMIC LOW- SULFUR GASOLINE HIGH ADVANCED OCTANE METALLURGY GASOLINE PLASTIC SPECIALTY PLASTICS 1940 1950 1960 1970 1980 1990 2000 2010 T O D A Y SYNTHETIC ULTRA- CATALYST DEEPWATER MOBIL 1 MOBIL 1 DEVELOPMENT ANNUAL SYNTHETIC PROTECTION LUBRICANT EXTENDED- REACH TIRE DRILLING LITHIUM RUBBER BATTERIES ULTRA-LOW SULFUR DIESELEXXONMOBIL HISTORY OF TECHNOLOGY BREAKTHROUGHS DIGITAL SIMULATOR 3D SEISMIC LOW- SULFUR GASOLINE HIGH ADVANCED OCTANE METALLURGY GASOLINE PLASTIC SPECIALTY PLASTICS 1940 1950 1960 1970 1980 1990 2000 2010 T O D A Y SYNTHETIC ULTRA- CATALYST DEEPWATER MOBIL 1 MOBIL 1 DEVELOPMENT ANNUAL SYNTHETIC PROTECTION LUBRICANT EXTENDED- REACH TIRE DRILLING LITHIUM RUBBER BATTERIES ULTRA-LOW SULFUR DIESEL

Our Downstream and Chemical Strategy Improving Quality of life & Enabling Progress Leading growth with Lubes and Chemicals Industry-leading Integration Source: 2021 Investor Day, 41-42, 45Our Downstream and Chemical Strategy Improving Quality of life & Enabling Progress Leading growth with Lubes and Chemicals Industry-leading Integration Source: 2021 Investor Day, 41-42, 45

Leadership in Downstream Source: 2021 Investor Day, 41Leadership in Downstream Source: 2021 Investor Day, 41

Future investments deliver robust returns Advantaged investments focus on margin improvement and high-value product growth 22 Restricted Distribution Source: 2021 Investor Day, 46Future investments deliver robust returns Advantaged investments focus on margin improvement and high-value product growth 22 Restricted Distribution Source: 2021 Investor Day, 46

Near Term Competitiveness Intensify focus on improving competitiveness with current assets • Deliver on our Competitiveness plans • Improve on all parts of our income statement - Revenue, COGS & Opex Further improve site competitiveness with Singapore Resid Upgrade project From ExxonMobil estimates • Leverage new technologies to upgrade bottoms to lubes & distillatesNear Term Competitiveness Intensify focus on improving competitiveness with current assets • Deliver on our Competitiveness plans • Improve on all parts of our income statement - Revenue, COGS & Opex Further improve site competitiveness with Singapore Resid Upgrade project From ExxonMobil estimates • Leverage new technologies to upgrade bottoms to lubes & distillates

Responding to Singapore government’s “SG Green Plan 2030” Our ExxonMobil SGCX plans and contributions • Singapore remains an important aviation, marine & trading hub • Continue to support AP demand growth • Initiatives on Flare Reduction, Waste Management, Water Efficiency, Plastic Waste Management and Solutions at play • Continued industrial energy efficiency leadership; carbon abatement opportunities Source: Government of Singapore • Singapore Energy Centre R&D; Lower Carbon Solutions business From ExxonMobil estimatesResponding to Singapore government’s “SG Green Plan 2030” Our ExxonMobil SGCX plans and contributions • Singapore remains an important aviation, marine & trading hub • Continue to support AP demand growth • Initiatives on Flare Reduction, Waste Management, Water Efficiency, Plastic Waste Management and Solutions at play • Continued industrial energy efficiency leadership; carbon abatement opportunities Source: Government of Singapore • Singapore Energy Centre R&D; Lower Carbon Solutions business From ExxonMobil estimates

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.